Exhibit 10.2

One CDW Way 200 N. Milwaukee Avenue Vernon Hills, IL 60061 Phone: 847.465.6000 Fax: 847.465.6800 Toll-free: 800.800.4239 CDW.com

June 30, 2011

John Edwardson

200 N. Milwaukee Ave.

Vernon Hills, IL 60061

RE:	Class B Executive Unit Purchase Agreements

Dear John:

We refer to the (i) Class B Common Unit Grant Agreement between you and CDW Holdings LLC, a Delaware limited liability company (the “Company”), dated as of October 12, 2007 (as modified by that certain letter agreement between you and the Company, and as further amended or modified from time to time, the “First Common Unit Grant Agreement”), and (ii) Class B Common Unit Grant Agreement between you and the Company, dated as of March 10, 2010 (as amended or modified from time to time, the “Second Common Unit Grant Agreement” and collectively with the First Common Unit Grant Agreement, the “Common Unit Grant Agreements”). Capitalized terms used but not defined in this letter have the meanings set forth in the Second Common Unit Grant Agreement.

On the date hereof, you and CDW LLC, a Delaware limited liability company and indirect, wholly-owned subsidiary of the Company (“CDW”) have entered into an Amended and Restated Employment Agreement (the “Amended Employment Agreement”). In connection therewith and in consideration therefore, you and the Company desire to modify certain terms of the Common Unit Grant Agreements, primarily with respect to vesting and repurchase rights, as set forth herein; provided, however, that this letter agreement shall become effective only upon the Effective Date under the Amended Employment Agreement and shall be null and void in the event that the Amended Employment Agreement does not become effective pursuant to its terms.

Notwithstanding anything contained in the Common Unit Grant Agreements to the contrary, so long as you are not terminated by CDW with Cause (as defined in the Amended Employment Agreement) and you do not resign from employment with CDW without Good Reason (as defined in the Amended Employment Agreement) at any time after the date hereof and prior to December 31, 2012, and you otherwise comply with the terms of the Amended Employment Agreement through December 31, 2012, all of your Executive Units which have not yet become Vested Units as of December 31, 2012 shall continue to vest in accordance with the vesting schedule set forth in Section 2(b) of the Common Unit Grant Agreements irrespective of whether you continue to be employed by, or perform services for, CDW or any of its Affiliates after such date. If, prior to December 31, 2012, you are terminated by CDW without Cause or you resign from employment with CDW with Good Reason, all of your Executive Units which have not yet become Vested Units shall continue to vest in accordance with the vesting schedule set forth in Section 2(b) of the Common Unit Grant Agreements irrespective of the fact that you will no longer continue to be employed by, or perform services for, CDW or any of its Affiliates. For the avoidance of doubt, if your employment terminates under circumstances entitling you to continued vesting of your Executive Units in accordance with this paragraph, your subsequent death or disability will not adversely impact the continued vesting of your Executive Units.

If you comply with the terms of the Amended Employment Agreement through December 31, 2012 and are not terminated by the Company for Cause and do not resign from employment without Good Reason prior to such date, the Company hereby agrees (and by acknowledging this letter, each Institutional Investor further agrees) that the Company (and each Institutional Investor) shall waive the repurchase rights arising under Section 3 of the Common Unit Grant Agreements. Similarly, if prior to December 31, 2012, you are terminated by CDW without Cause or you resign from employment with CDW with Good Reason, the Company hereby agrees (and by acknowledging this letter, each Institutional Investor further agrees) that the Company (and each Institutional Investor) shall waive the repurchase right arising under Section 3 of the Common Unit Grant Agreement; provided, however, that nothing contained herein shall in any way be deemed to be a waiver, modification or amendment of any other provisions or rights contained in the Common Unit Grant Agreements (including without limitation, the forfeiture provisions set forth in Section 2(d)(ii) of the Common Unit Grant Agreements). The Common Unit Grant Agreements, as modified by this letter, shall continue and remain in full force and effect in accordance with their terms.

Sincerely,

CDW HOLDINGS LLC

By:	/s/ Christine A. Leahy
	Name:	Christine A. Leahy
	Title:	Senior Vice President, General Counsel and Corporate Secretary

AGREED AND ACKNOWLEDGED:

/s/ John A. Edwardson
John A. Edwardson

ACKNOWLEDGED AND AGREED:

MADISON DEARBORN CAPITAL PARTNERS V-A, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Robin P. Selati
Its:	Managing Director

MADISON DEARBORN CAPITAL PARTNERS V-C, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Robin P. Selati
Its:	Managing Director

MADISON DEARBORN CAPITAL PARTNERS V EXECUTIVE-A, L.P.

By:	Madison Dearborn Partners V-A&C, L.P.
Its:	General Partner

By:	Madison Dearborn Partners, LLC
Its:	General Partner

By:	/s/ Robin P. Selati
Its:	Managing Director

PROVIDENCE EQUITY PARTNERS VI, L.P.

By:	Providence Equity Partners VI, L.P.
Its:	General Partner

By:	Providence Equity Partners VI LLC
Its:	General Partner

By:	/s/ Glenn M. Creamer
Its:	Managing Director

PROVIDENCE EQUITY PARTNERS VI-A, L.P.

By:	Providence Equity GP VI L.P.
Its:	General Partner

By:	Providence Equity Partners VI LLC
Its:	General Partner

By:	/s/ Glenn M. Creamer
Its:	Managing Director

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